                                                                 EXHIBIT 10.16


                            THE COUNSELL GROUP, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         1. GRANT UNDER 1998 STOCK PLAN. This option is granted pursuant to and is governed by the Company's 1998 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.

         2. GRANT AS NON-QUALIFIED OPTION; OTHER OPTIONS. This option shall be treated for federal income tax purposes as a Non-Qualified Option (rather than an incentive stock option). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

         3. VESTING OF OPTION. The option granted hereunder shall be for five hundred thousand (500,000) shares of common stock, par value $.0001 per share ("Option Shares"), shall be granted as of July 1, 1998, and shall be fully vested as of July 1, 1998. This option may be immediately exercised on or before the date which is ten (10) years from the date this option is granted (the "Expiration Date") subject to Sections 4 and 5, as appropriate.

         4. TERMINATION OF EMPLOYMENT.

                  (a) TERMINATION OTHER THAN FOR CAUSE. If the Optionee ceases to be employed by the Company and all Related Corporations, other than by reason of death or disability as defined in Section 5, this option shall terminate on the Expiration Date. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the termination of this option.

                  (b) TERMINATION FOR CAUSE. If the Optionee is terminated for Cause (as defined in Section 4(c)), this option shall terminate upon the date of such removal and shall thereafter not be exercisable to any extent whatsoever.

                  (c) DEFINITION OF CAUSE. "Cause" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Optionee, after notice thereof, to render services to the Company or a Related Corporation in accordance with the terms or requirements of his employment; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or a Related Corporation; (iii) the commission of an act of embezzlement or fraud; (iv) deliberate disregard of the rules or policies of the Company or a Related Corporation which results in direct or indirect loss, damage or injury to the Company or a Related Corporation; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or a Related Corporation; or (vi) the commission of an act which constitutes unfair competition with the Company or a Related Corporation or which induces any customer or supplier to breach a contract with the Company or a Related Corporation.

         5. DEATH; DISABILITY.

                  (a) DEATH. If the Optionee dies while an employee of the Company, this option may be exercised by the estate, personal representative or beneficiary who has acquired this option by will or by the laws of descent and distribution, until the Expiration Date.

                  (b) DISABILITY. If the Optionee is no longer employed by the Company due to his disability (as defined in Paragraph 10(B) of the Plan), the Optionee shall have the right to exercise this option on the date of his resignation or removal until the Expiration Date.

                  (c) EFFECT OF TERMINATION. At the expiration Date, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such date.

         6. PARTIAL EXERCISE. The Optionee may exercise this option in part at any time and from time to time within the above limits, except that the Optionee may not exercise this option for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 13(G) of the Plan, to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

         7. [INTENTIONALLY OMITTED.]

         8. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, either (a) in United States dollars in cash or by check, (b) through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of this option, (c) consistent with applicable law, by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the code, (d) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of this option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) by any combination of (a), (b), (c) and (d) above. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option is exercised by the Optionee and if the Optionee requests in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option is exercised, pursuant to Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

         9. OPTION NOT TRANSFERABLE. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime only the Optionee can exercise this option.

         10. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

         11. NO OBLIGATION TO CONTINUE EMPLOYMENT. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue the Employee in employment.

         12. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. The Optionee shall have no rights as a stockholder with respect to the Option Shares until the date of issuance of a stock certificate to the Optionee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization and stock dividends of the Company, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

         13. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         14 LEGENDS. The Company may place a legend or legends on any stock certificate delivered to any holder of Option Shares reflecting the restrictions on transfer provided in this Agreement.

         15. WITHHOLDING TAXES. If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, the vesting or transfer of Option Shares acquired on the exercise of this option, or the making of a distribution or other payment with respect to the Option Shares, the Optionee hereby agrees that the Company or any Related Corporation may withhold from the Optionee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company or any Related Corporation does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

         16. COMPANY'S RIGHT OF FIRST REFUSAL.

                  (a) EXERCISE OF RIGHT. If the Optionee (or successor and assigns) or his or her legal representative (the "Transferor") desires to transfer all or any part of the Option Shares to any person other than the Company (an "Offeror"), the Transferor shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Transferor's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the bona fide offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 90 days after receipt of the Option Notice, a written counter-notice to the Transferor (the "Counter-Notice"). If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Transferor shall be obligated to sell to the Company, such Company Option Shares that the Company elects to purchase as set forth in the Counter-Notice at a per share price equal to the lesser of (i) the per share price (and on the same terms) indicated in the Offer; or (ii) the Fair Market value (as defined in Section 17(b) and using the date of the Option Notice as the date of determination of Fair Market Value) of such shares as determined under Section 17(b), in any case within 30 days of the date of delivery by the Company of the Counter-Notice. If the Company elects to purchase any or all of such Company Option Shares, it may, in its sole discretion, pay the purchase price for such Company option shares in accordance with the terms of a promissory note, such terms to be determined solely by the Company; provided, however, that the payment term of such promissory note shall not exceed ten (10) years.

                  (b) SALE OF OPTION SHARES TO OFFEROR. The Transferor may, for 60 days after the expiration of the 90-day period during which the Company may give the Counter-Notice, sell, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; PROVIDED, HOWEVER, that the Transferor shall not sell such Company Option Shares to the Offeror if the Offeror is a competitor of the Company and the Company gives a written notice to the Transferor, within 90 days of its receipt of the Option Notice, stating that the Transferor shall not sell such Company Option Shares to such Offeror; and PROVIDED, FURTHER, that prior to the sale of such Company Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in Sections 16, 17 and 18 hereof. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 16 and any future proposed transfer must again comply with the provisions set forth herein.

                  (c) ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 16 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares.

                  (d) FAILURE TO DELIVER COMPANY OPTION SHARES. If the Transferor fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 16, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Transferor, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such moneys shall be held by the bank or trust company for the benefit of the Transferor. All moneys deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Transferor shall thereafter look only to the Company for payment.

                  (e) EXPIRATION OF COMPANY'S RIGHT OF FIRST REFUSAL. The first refusal rights of the Company set forth in this Section 16 shall remain in effect until such time, if ever, as an underwritten public offering is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933 or a successor statute, at which time this
Section 16 and the right of first refusal set forth herein will automatically expire.

         17. [INTENTIONALLY OMITTED.]

         18. LOCK-UP AGREEMENT. The Optionee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the managing or lead underwriter for such public offering, this option and the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound. The lock-up agreement established pursuant to this
Section 18 shall have perpetual duration.

         19. PROVISION OF DOCUMENTATION TO OPTIONEE. By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

         20. [INTENTIONALLY OMITTED.]

         21. MISCELLANEOUS.

                  (a) NOTICES. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

                  (b) ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

                  (c) SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Sections 9 and 16 hereof.

                  (e) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed as of the date first above written.


                                              The Counsell Group, Inc.
                                              Exchange Place
                                              53 State Street
                                              Boston, MA 02109
Frank Selldorf
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Optionee

                                              By: /s/ Frank Selldorf,
/s/ FRANK SELLDORFF                               /s/ Samuel Sprecher
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Print Name of Optionee                        Name:
                                              Title:
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Street Address

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